LIBERTY ALL-STAR® EQUITY FUND

USA

3RD QUARTER SEPTEMBER 30, 2014

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Periods Ended September 30, 2014 (Unaudited)

Fund Statistics

Net Asset Value (NAV)		$6.66

Market Price		$5.83

Discount		-12.5%

	Quarter		Year-to-Date

Distributions*	$0.10		$0.30

Market Price Trading Range	$5.69 to $6.09		$5.50 to $6.09

Premium/(Discount) Range	-11.8% to -13.1%		-10.5% to -13.1%

Performance

Shares Valued at NAV with Dividends Reinvested	-1.15%		4.39%

Shares Valued at Market Price with Dividends Reinvested	-1.38%		2.71%

Dow Jones Industrial Average	1.87%		4.60%

Lipper Large-Cap Core Mutual Fund Average	0.40%		6.74%

NASDAQ Composite Index	2.24%		8.56%

S&P 500® Index	1.13%		8.34%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. Based on current estimates, the distributions will be paid from short-term capital gains, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figures shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	October 2014

Stocks moved modestly higher in the third quarter, helped domestically by continued economic growth but hurt globally by ongoing geopolitical tensions and investor concern over the key economies of Germany, China and Japan. The S&P 500® Index returned 1.13 percent for the quarter, bringing its advance through the first nine months of 2014 to 8.34 percent. The technology-focused NASDAQ Composite Index returned 2.24 percent, raising its return through nine months to 8.56 percent. The widely-followed Dow Jones Industrial Average gained 1.87 percent to bring its year to date return through September to 4.60 percent.

The S&P 500’s quarterly gain was its seventh in a row, and included a record close above 2000 for the first time ever on August 26, 2014. The NASDAQ Composite also posted its seventh straight quarterly advance, its longest run since 1996.

Indications of an improving U.S. economy, including an upward revision in second quarter GDP to 4.6 percent, combined with the Federal Reserve’s accommodative monetary policy kept equity markets moving forward. Consumer spending rebounded in August after a lackluster July and personal income rose throughout the quarter. Although employers added 209,000 workers to payrolls in July, the level fell to 142,000 in August—the first time since January that monthly job creation fell below 200,000. On the industrial side, orders for durable goods jumped 22.6 percent in July, the largest monthly gain since the Commerce Department began tracking this data in 1992. The news was not all positive, however. Energy stocks were hit hard during the quarter, with the energy sector of the S&P 500 declining 8.6 percent. Growing supplies—chiefly from the newly-resurgent U.S. oil and gas production—and slackening demand in the face of economic weakness abroad saw the price of crude fall to its lowest level in four years early in the fourth quarter. Events abroad also served to restrain U.S. stocks. Tensions remained high in the Ukraine and stunning advances by ISIS militants in the Middle East caught the U.S. and its allies off guard.

Economic weakness in Europe proved to be a double-edge sword. On one hand, it appeared to benefit U.S. stocks, as investors were attracted by U.S. economic growth, in sharp contrast to slack consumer demand and industrial production in the Eurozone. On the other hand, as the quarter progressed, there was growing concern that weakness in Europe—combined with a strengthening U.S. dollar—would ultimately slow the U.S. economy. These fears materialized early in the fourth quarter, as the S&P 500 suffered a 3.1 percent decline during the first full week of October.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund returns lagged most broad indices over the quarter. The Fund returned -1.15 percent with shares valued at net asset value (“NAV”) with dividends reinvested and -1.38 percent with shares valued at market price with dividends reinvested. Year to date, the Fund has returned 4.39 percent with shares valued at NAV with dividends reinvested and 2.71 percent with shares valued at market price with dividends reinvested. For the quarter and nine months through September 30, 2014, the Lipper Large-Cap Core Mutual Fund Average returned 0.40 percent and 6.74 percent, respectively. For the quarter, the discount at which Fund shares traded relative to their NAV widened slightly from the previous quarter, ranging from a low of 11.8 percent to a high of 13.1 percent.

Third Quarter Report (Unaudited) | September 30, 2014	1

President’s Letter	Liberty All-Star® Equity Fund
(Unaudited)

The Fund’s quarterly performance was hurt by the previously mentioned decline in the energy sector. In addition, while the U.S. economy has been growing, it has been doing so at a moderate pace over an extended period of time. That has kept some investors sidelined, awaiting a stronger recovery in cyclical and economically-sensitive stocks, which also has contributed to the Fund’s underperformance.

In keeping with policy, the Fund’s distribution for the third quarter was $0.10. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.57 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

We are disappointed that the Fund lagged its primary benchmark and other relevant indices during the quarter, but we do not see any difficulty beyond normal market action and the challenge that many active managers faced during the period, when some stock groups suffered from indiscriminant selling. The extreme volatility that characterized early October set a cautious tone going into the fourth quarter. If it is enough of a correction to drain some frothiness from the market and no more, investors may be well served. Whatever happens, we will remain vigilant yet confident in the Fund’s long-term prospects.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2014 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
September 30, 2014 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014
1st Quarter	0.10
2nd Quarter	0.10
3rd Quarter	0.10
Total	$23.39

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2014	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
September 30, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
JPMorgan Chase & Co.	2.29%
Google, Inc., Class A & Class C	2.22
Schlumberger Ltd.	2.13
Salesforce.com, Inc.	2.02
Bank of America Corp.	1.83
Citigroup, Inc.	1.79
Starbucks Corp.	1.58
Visa, Inc., Class A	1.52
Hewlett-Packard Co.	1.47
State Street Corp.	1.43
SunTrust Banks, Inc.	1.43
American International Group, Inc.	1.38
Amazon.com, Inc.	1.38
MetLife, Inc.	1.38
Weatherford International Ltd.	1.31
QUALCOMM, Inc.	1.31
Precision Castparts Corp.	1.30
Microsoft Corp.	1.24
Marriott International, Inc., Class A	1.18
Devon Energy Corp.	1.17
31.36%

Economic Sectors*	Percent of Net Assets
Financials	27.29%
Information Technology	19.10
Consumer Discretionary	16.44
Energy	13.03
Health Care	10.29
Industrials	5.90
Consumer Staples	4.40
Materials	0.69
Utilities	0.08
Other Net Assets	2.78
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
September 30, 2014 (Unaudited)

The following are the major ($3 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2014.

	Shares

Security Name	Purchases (Sales)	Held as of 9/30/14

Purchases

Alibaba Group Holding Ltd.	32,166	32,166

CBS Corp., Class B	68,990	68,990

CoStar Group, Inc.	23,783	23,783

eBay, Inc.	59,928	59,928

Murphy Oil Corp.	66,700	81,475

NorthStar Realty Finance Corp.	234,000	234,000

Sales

Fluor Corp.	(60,709)	0

Freeport-McMoRan, Inc.	(109,589)	0

Gilead Sciences, Inc.	(84,422)	12,500

The Home Depot, Inc.	(37,516)	65,318

T. Rowe Price Group, Inc.	(42,355)	0

The Sherwin-Williams Co.	(21,268)	0

Verisk Analytics, Inc., Class A	(70,272)	25,928

Third Quarter Report (Unaudited) | September 30, 2014	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund
September 30, 2014 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2014 (Unaudited)

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	34	39	36	46	32	161*	502
Percent of Holdings in Top 10	59%	37%	36%	37%	44%	18%	18%
Weighted Average Market Capitalization (billions)	$49	$89	$109	$71	$63	$77	$130
Average Five-Year Earnings Per Share Growth	21%	19%	22%	15%	16%	19%	15%
Dividend Yield	1.6%	2.0%	2.2%	0.7%	0.6%	1.4%	2.0%
Price/Earnings Ratio**	16x	14x	17x	28x	33x	19x	19x
Price/Book Value Ratio	1.5x	1.7x	2.1x	3.7x	5.2x	2.5x	2.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.22%)
CONSUMER DISCRETIONARY (16.44%)
Auto Components (1.47%)
Johnson Controls, Inc.	253,564	$11,156,816
TRW Automotive Holdings Corp.(a)	62,325	6,310,406

		17,467,222

Automobiles (0.61%)
General Motors Co.	157,600	5,033,744
Tesla Motors, Inc.(a)	8,880	2,154,999

		7,188,743

Hotels, Restaurants & Leisure (4.52%)
Carnival Corp.	238,040	9,562,067
Chipotle Mexican Grill, Inc.(a)	8,200	5,466,038
Marriott International, Inc., Class A	200,781	14,034,592
McDonald’s Corp.	61,500	5,830,815
Starbucks Corp.	248,849	18,778,145

		53,671,657

Household Durables (2.09%)
Lennar Corp., Class A	195,990	7,610,292
PulteGroup, Inc.	367,588	6,491,604
Taylor Morrison Home Corp., Class A(a)	71,159	1,154,199
Toll Brothers, Inc.(a)	307,516	9,582,198

		24,838,293

Internet & Catalog Retail (2.26%)
Amazon.com, Inc.(a)	50,907	16,414,453
priceline.com, Inc.(a)	7,295	8,451,841
Shutterfly, Inc.(a)	40,253	1,961,932

		26,828,226

Media (2.82%)
CBS Corp., Class B	68,990	3,690,965
Comcast Corp., Class A	113,109	6,083,002
The Interpublic Group of Cos., Inc.	128,075	2,346,334
News Corp., Class A(a)	305,600	4,996,560
News Corp., Class B(a)	112,445	1,813,738
Omnicom Group, Inc.	93,825	6,460,789
Time Warner Cable, Inc.	16,241	2,330,421
The Walt Disney Co.	64,597	5,751,071

		33,472,880

Specialty Retail (1.97%)
The Home Depot, Inc.	65,318	5,992,273
Office Depot, Inc.(a)	578,317	2,972,549
Ross Stores, Inc.	29,837	2,255,080
Staples, Inc.	437,175	5,289,818

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	7

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Tiffany & Co.	70,915	$6,829,824

		23,339,544

Textiles, Apparel & Luxury Goods (0.70%)
Kate Spade & Co.(a)	113,577	2,979,125
NIKE, Inc., Class B	59,396	5,298,123

		8,277,248

CONSUMER STAPLES (4.40%)
Beverages (1.49%)
The Coca-Cola Company	98,000	4,180,680
Diageo PLC(b)	23,316	2,690,666
PepsiCo, Inc.	62,100	5,780,889
SABMiller PLC(b)	91,428	5,079,740

		17,731,975

Food & Staples Retailing (1.29%)
Costco Wholesale Corp.	75,177	9,421,182
CVS Caremark Corp.	73,500	5,849,865

		15,271,047

Food Products (0.75%)
Mead Johnson Nutrition Co.	71,300	6,860,486
Whitewave Foods Co.(a)	56,475	2,051,737

		8,912,223

Household Products (0.67%)
The Procter & Gamble Co.	95,000	7,955,300

Personal Products (0.20%)
The Estee Lauder Cos., Inc., Class A	31,686	2,367,578

ENERGY (13.03%)
Energy Equipment & Services (4.57%)
Baker Hughes, Inc.	66,300	4,313,478
Dril-Quip, Inc.(a)	46,520	4,158,888
Oceaneering International, Inc.	75,875	4,944,774
Schlumberger Ltd.	248,338	25,253,491
Weatherford International Ltd.(a)	747,508	15,548,166

		54,218,797

Oil, Gas & Consumable Fuels (8.46%)
Anadarko Petroleum Corp.	27,244	2,763,631
Arch Coal, Inc.	2,149,113	4,556,120
BP PLC(b)	244,300	10,736,995
Chesapeake Energy Corp.	479,016	11,012,578
Chevron Corp.	58,000	6,920,560
Cobalt International Energy, Inc.(a)	193,032	2,625,235

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	86,500	$6,618,980
CONSOL Energy, Inc.	84,687	3,206,250
Devon Energy Corp.	203,731	13,890,380
Exxon Mobil Corp.	44,775	4,211,089
Murphy Oil Corp.	81,475	4,636,742
Occidental Petroleum Corp.	85,000	8,172,750
Peabody Energy Corp.	752,006	9,309,834
Royal Dutch Shell PLC, Class A(b)	154,493	11,761,552

		100,422,696

FINANCIALS (27.29%)
Capital Markets (4.99%)
Ameriprise Financial, Inc.	34,980	4,315,832
The Charles Schwab Corp.	267,000	7,847,130
Franklin Resources, Inc.	85,600	4,674,616
The Goldman Sachs Group, Inc.	37,450	6,874,697
Morgan Stanley	379,600	13,122,772
State Street Corp.	230,100	16,937,661
UBS AG	313,400	5,443,758

		59,216,466

Commercial Banks (4.85%)
Barclays PLC(b)	258,421	3,827,215
BB&T Corp.	205,000	7,628,050
Comerica, Inc.	70,225	3,501,419
First Republic Bank	102,030	5,038,242
Huntington Bancshares, Inc.	115,822	1,126,948
The PNC Financial Services Group, Inc.	70,666	6,047,596
Regions Financial Corp.	408,078	4,097,103
SunTrust Banks, Inc.	444,978	16,922,513
Wells Fargo & Co.	181,000	9,388,470

		57,577,556

Consumer Finance (2.53%)
American Express Co.	42,500	3,720,450
Capital One Financial Corp.	101,000	8,243,620
Visa, Inc., Class A	84,736	18,080,120

		30,044,190

Diversified Financial Services (6.93%)
Bank of America Corp.	1,274,064	21,722,791
Citigroup, Inc.	408,754	21,181,632
CME Group, Inc.	72,045	5,760,358
JPMorgan Chase & Co.	451,000	27,168,240
Voya Financial, Inc.	163,575	6,395,783

		82,228,804

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	9

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (6.56%)
ACE Ltd.	86,700	$9,092,229
The Allstate Corp.	109,067	6,693,442
American International Group, Inc.	303,891	16,416,192
Assured Guaranty Ltd.	256,286	5,679,298
Axis Capital Holdings Ltd.	156,000	7,383,480
First American Financial Corp.	102,242	2,772,803
The Hartford Financial Services Group, Inc.	231,645	8,628,776
MetLife, Inc.	304,725	16,369,827
Willis Group Holdings PLC	115,350	4,775,490

		77,811,537

Real Estate Investment Trusts (1.43%)
American Tower Corp.	120,360	11,269,307
Columbia Property Trust, Inc.	68,027	1,623,804
NorthStar Realty Finance Corp.	234,000	4,134,780

		17,027,891

HEALTH CARE (10.29%)
Biotechnology (2.11%)
Alexion Pharmaceuticals, Inc.(a)	22,259	3,690,987
BioMarin Pharmaceutical, Inc.(a)	80,245	5,790,479
Celgene Corp.(a)	87,430	8,286,616
Gilead Sciences, Inc.(a)	12,500	1,330,625
Pharmacyclics, Inc.(a)	50,927	5,980,358

		25,079,065

Health Care Equipment & Supplies (1.80%)
Becton, Dickinson & Co.	43,350	4,933,663
Hologic, Inc.(a)	340,000	8,272,200
Zimmer Holdings, Inc.	80,500	8,094,275

		21,300,138

Health Care Providers & Services (1.91%)
Catamaran Corp.(a)	248,244	10,463,485
Cigna Corp.	80,500	7,300,545
Laboratory Corp. of America Holdings(a)	48,350	4,919,612

		22,683,642

Health Care Technology (1.38%)
athenahealth, Inc.(a)	47,600	6,268,444
Cerner Corp.(a)	170,168	10,136,908

		16,405,352

Life Sciences Tools & Services (1.02%)
Illumina, Inc.(a)	36,800	6,032,256
Thermo Fisher Scientific, Inc.	50,000	6,085,000

		12,117,256

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (2.07%)
Abbott Laboratories	107,925	$4,488,601
Allergan, Inc.	30,955	5,515,871
Johnson & Johnson	69,000	7,354,710
Teva Pharmaceutical Industries Ltd.(b)	134,200	7,213,250

		24,572,432

INDUSTRIALS (5.90%)
Aerospace & Defense (1.97%)
The Boeing Co.	9,225	1,175,081
Bombardier, Inc., Class B	870,308	2,924,235
Precision Castparts Corp.	65,006	15,398,621
Textron, Inc.	109,217	3,930,720

		23,428,657

Building Products (0.48%)
Masco Corp.	238,725	5,710,302

Electrical Equipment (0.63%)
Eaton Corp. PLC	118,500	7,509,345

Machinery (1.26%)
Caterpillar, Inc.	62,000	6,139,860
Navistar International Corp.(a)	20,020	658,858
Parker-Hannifin Corp.	52,825	6,029,974
Pentair PLC	31,548	2,066,078

		14,894,770

Professional Services (0.13%)
Verisk Analytics, Inc., Class A(a)	25,928	1,578,756

Trading Companies & Distributors (1.22%)
Fastenal Co.	244,830	10,992,867
United Rentals, Inc.(a)	30,762	3,417,658

		14,410,525

Transportation Infrastructure (0.21%)
Aegean Marine Petroleum Network, Inc.	271,629	2,490,838

INFORMATION TECHNOLOGY (19.10%)
Communications Equipment (1.99%)
Cisco Systems, Inc.	321,000	8,079,570
QUALCOMM, Inc.	207,500	15,514,775

		23,594,345

Computers & Peripherals (1.88%)
Hewlett-Packard Co.	490,500	17,398,035

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	11

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (continued)
Stratasys Ltd.(a)	40,642	$4,908,741

		22,306,776

Electronic Equipment & Instruments (1.36%)
Corning, Inc.	229,200	4,432,728
TE Connectivity Ltd.	150,475	8,319,763
Trimble Navigation Ltd.(a)	111,215	3,392,057

		16,144,548

Internet Software & Services (6.03%)
Alibaba Group Holding Ltd.(a)(b)	32,166	2,857,949
CoStar Group, Inc.(a)	23,783	3,699,208
eBay, Inc.(a)	59,928	3,393,723
Equinix, Inc.(a)	32,545	6,915,161
Facebook, Inc., Class A(a)	123,026	9,723,975
Google, Inc., Class A(a)	13,981	8,226,560
Google, Inc., Class C(a)	31,353	18,101,968
LinkedIn Corp., Class A(a)	33,820	7,027,458
Mercadolibre, Inc.	32,920	3,576,758
Rackspace Hosting, Inc.(a)	249,540	8,122,527

		71,645,287

IT Services (0.27%)
Teradata Corp.(a)	76,500	3,206,880

Semiconductors & Semiconductor Equipment (1.76%)
ARM Holdings PLC(b)	139,420	6,091,260
Intel Corp.	218,275	7,600,335
Micron Technology, Inc.(a)	210,577	7,214,368

		20,905,963

Software (5.81%)
Microsoft Corp.	317,775	14,732,049
Oracle Corp.	191,025	7,312,437
Salesforce.com, Inc.(a)	416,122	23,939,499
ServiceNow, Inc.(a)	97,400	5,725,172
Splunk, Inc.(a)	101,300	5,607,968
Symantec Corp.	265,482	6,241,482
VMware, Inc., Class A(a)	57,600	5,405,184

		68,963,791

MATERIALS (0.69%)
Chemicals (0.59%)
EI du Pont de Nemours & Co.	97,500	6,996,600

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Metals & Mining (0.10%)
Alcoa, Inc.	72,225	$1,162,100

UTILITIES (0.08%)
Electric Utilities (0.08%)
FirstEnergy Corp.	27,905	936,771

TOTAL COMMON STOCKS (COST OF $932,007,424)		1,153,914,012

EXCHANGE TRADED FUND (0.09%)
Exchange Traded Fund (0.09%)
iShares® Russell 1000 Value	10,000	1,000,900

TOTAL EXCHANGE TRADED FUND (COST OF $1,023,103)		1,000,900

	PAR VALUE
SHORT TERM INVESTMENT (2.92%)
REPURCHASE AGREEMENT (2.92%)
Repurchase agreement with State Street Bank & Trust Co., dated 9/30/14, due 10/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $35,375,812 and par value of $42,525,000. (Repurchase proceeds of $34,668,010). (COST OF $34,668,000)	$34,668,000	$34,668,000

TOTAL INVESTMENTS (100.23%) (COST OF $967,698,527)(c)		1,189,582,912

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.23%)		(2,680,626)

NET ASSETS (100.00%)		$1,186,902,286

NET ASSET VALUE PER SHARE (178,172,356 SHARES OUTSTANDING)		$6.66

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2014	13

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2014 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $974,610,233.

Gross unrealized appreciation and depreciation at September 30, 2014 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$282,104,956
Gross unrealized depreciation	(67,132,277)
Net unrealized appreciation	$214,972,679

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Trustees.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Third Quarter Report (Unaudited) | September 30, 2014	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2014 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 —

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2014 (Unaudited)

Level 3 —

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2014:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,153,914,012	$–	$–	$1,153,914,012
Exchange Traded Fund	1,000,900	–	–	1,000,900
Short Term Investment	–	34,668,000	–	34,668,000
Total	$1,154,914,912	$34,668,000	$–	$1,189,582,912

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended September 30, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Shareholder Meeting Results

On August 28, 2014, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees. On May 30, 2014, the record date for the meeting, the Fund had outstanding 176,415,903 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – Proposal to elect two Trustees:

	For	Withheld

Thomas W. Brock	141,353,328.311	7,695,372.078

George R. Gaspari	145,502,864.621	3,545,835.768

Third Quarter Report (Unaudited) | September 30, 2014	17

Description of Lipper Benchmark And Market Indicies	Liberty All-Star® Equity Fund
September 30, 2014 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

Page Intentionally Left Blank

INVESTMENT ADVISOR	LEGAL COUNSEL

ALPS Advisors, Inc.	K&L Gates LLP

1290 Broadway, Suite 1100	1601 K Street, NW

Denver, Colorado 80203	Washington, DC 20006

303-623-2577 www.all-starfunds.com	TRUSTEES

John A. Benning*

Thomas W. Brock*

INDEPENDENT REGISTERED	Edmund J. Burke

PUBLIC ACCOUNTING FIRM	George R. Gaspari*

Deloitte & Touche LLP	Richard W. Lowry*, Chairman

555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*

Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS

State Street Bank & Trust Company	William R. Parmentier, Jr., President

One Lincoln Street	Mark T. Haley, CFA, Senior Vice President

Boston, Massachusetts 02111	Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Erin D. Nelson, Secretary

INVESTOR ASSISTANCE,	Alex J. Marks, Assistant Secretary

TRANSFER & DIVIDEND	Melanie H. Zimdars, Chief Compliance Officer

DISBURSING AGENT & REGISTRAR	* Member of the Audit Committee
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170

1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000621 5/31/15